EXHIBIT 99.1

                     AGREEMENT REGARDING JOINT FILING UNDER
                     UNDER RULE 13D-1(K) OF THE EXCHANGE ACT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees to the filing on behalf of each of a Statement on Schedule 13G, and all amendments thereto, with respect to the Units of Limited Partnership Interest of The Newkirk Master Limited Partnership.

            Dated: February 11, 2004


/s/ Michael L. Ashner
---------------------
Michael L. Ashner


Newkirk NL Holdings LLC

By:      Newkirk Manager (NV) Corp.
         Manager

         By: /s/ Michael L. Ashner
             ---------------------
             Michael L. Ashner
             Chief Executive Officer


Newkirk RE Holdings LLC

By:      Newkirk Manager (NV) Corp.
         Manager

         By: /s/ Michael L. Ashner
             ---------------------
             Michael L. Ashner
             Chief Executive Officer


Newkirk Tender Holdings LLC

By:      Newkirk Manager (NV) Corp.
         Manager

         By: /s/ Michael L. Ashner
             ---------------------
             Michael L. Ashner
             Chief Executive Officer

Marbax Venture LLC

By:      Newkirk RE Associates LLC
         Member

         By:      Newkirk Manager Corp.
                  Manager

                  By: /s/ Michael L. Ashner
                      ---------------------
                      Michael L. Ashner


AP-WIN Associates L.L.C.

By:      WIN Manager Corp.
         Manager

         By: /s/ Michael L. Ashner
             ---------------------
             Michael L. Ashner
             Chief Executive Officer


AP4-WEM WIN Tender LLC

By:      WIN Manager Corp.
         Manager

         By: /s/ Michael L. Ashner
             ---------------------
             Michael L. Ashner
             Chief Executive Officer


AP3-WEM WIN Tender LLC

By:      WIN Manager Corp.
         Manager

         By: /s/ Michael L. Ashner
             ---------------------
             Michael L. Ashner
             Chief Executive Officer

Apollo Real Estate Investment Fund III, L.P.

By:      Apollo Real Estate Advisors III, L.P.,
         its general partner

         By:      Apollo Real Estate Capital Advisors III, Inc.,
                  its general partner

                  By: /s/ Michael D. Weiner
                      ---------------------
                      Michael D. Weiner
                      Vice President


Apollo Real Estate Advisors III, L.P.

By:      Apollo Real Estate Capital Advisors III, Inc.,
         its general partner

         By: /s/ Michael D. Weiner
             ---------------------
             Michael D. Weiner
             Vice President


Apollo Real Estate Management III, L.P.

By:      Apollo Real Estate Management III, Inc.,
         its general partner

         By: /s/ Michael D. Weiner
             ---------------------
             Michael D. Weiner
             Vice President


Newkirk RE Associates LLC

By:      Newkirk Manager Corp.
         Manager

         By: /s/ Michael L. Ashner
             ---------------------
             Michael L. Ashner
             Chief Executive Officer

NK-CR Holdings LLC

By:      Newkirk Manager Corp.
         Manager

         By: /s/ Michael L. Ashner
             ---------------------
             Michael L. Ashner
             Chief Executive Officer


Newkirk Stock LLC

By:      Newkirk NL Holdings LLC
         Managing Member

         By:      Newkirk Manager (NV) LLC
                  Manager

                  By: /s/ Michael L. Ashner
                      ---------------------
                      Michael L. Ashner
                      Chief Executive Officer


WEM Fund 1998 Limited Partnership

By: /s/ Michael L. Ashner
    ---------------------
    Michael L. Ashner
    General Partner


WEM-WIN Tender Associates, LLC

By: /s/ Michael L. Ashner
    ---------------------
    Michael L. Ashner
    Managing Member